STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made as of the 15th day of September, 1997, by and between Odyssey Pictures Corporation, a Nevada corporation (the "Company"), and Kinnevik Media Properties, Ltd., a Delaware corporation ("Investor").

 THE PARTIES HEREBY AGREE AS FOLLOWS:

 Purchase and Sale of Stock.

 Stock.

 (a)     Sale and Issuance of Series A Preferred

     i. The Company, through its Board of Directors, shall adopt and file with the Company's corporate records the Resolutions of the Board of Directors authorizing Series A Preferred Stock in accordance with the Company's Articles of Incorporation and the Statement of Designations in the form attached hereto as Exhibit A (the "Statement of Designations").

     ii. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor 500,000 shares of the Series A Preferred Stock in consideration of $500,000 as follows:

               (1) An aggregate of $250,000 at the Closing consisting of $150,000 in ready funds and the application of the $100,000 Advance, pursuant to and in accordance with that certain letter agreement between the Company and Investor dated as of July 8, 1997, as a credit towards this payment, with the accrued interest on such Advance being applied to the final Promissory Note below; and

               (2) Investor's delivery of two (2) Promissory Notes in the following amounts and with the following maturity dates:

          1.   $125,000 payable 90 days after the Closing (the 1190 Day Note,,);
               and

          11.  $125,000  payable  270 days  after  the  Closing  (the  11270 Day
               Note").

     iii. Notwithstanding the foregoing, Investor agrees that it will pay the Company an additional $100,000 (to be applied in the manner described below) on the earlier of (x) 30 immediately prior to the Closing, of:

          (i) Preferred Stock. 10,000,000 shares authorized, par value $0.10 per share, none of which are outstanding prior to the Closing.

          (ii) Common Stock. 40,000,000 shares authorized, par value $0.01 per share, 4,456,637 of which are outstanding.

          (iii) Class A Stock. 10,000,000 shares authorized, par value $0.01 per share, none of which are outstanding.

          (iv) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

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          (c)  Authorization.  All corporate  action on the part of the Company, its officers,  directors and shareholders  necessary for the authorization,
     execution  and  delivery  of  this   Agreement,   the  performance  of  all
     obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except
     (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (y) as limited by laws relating to the availability of specific enforcement, injunctive relief, or other equitable remedies.

          (d) Valid Issuance of Preferred Stock. The Series A Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation and the enabling resolutions, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

           (e) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except to the extent required to comply with all applicable federal and state securities laws.

          (f) Compliance with Other Instruments. The Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, except as set forth in the Registration Statement (as hereinafter defined), or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or any event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company.

          (g) Disclosure. The Company has fully provided the Investor with all the information that it has requested for deciding whether to purchase the Series A Preferred Stock. To the Company's best knowledge, neither this Agreement, nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

 3.Representations and Warranties of Investor.

          (a) Authorization. The Investor has full power and authority to enter into this Agreement and all corporate action on the part of Investor, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Investor hereunder, has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding

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     obligation  of the  Investor,  enforceable  in  accordance  with its terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (y) as limited by laws relating to the availability of specific enforcement, injunctive relief, or other equitable remedies.

          (b) Compliance with Other Instruments. The Investor is not in violation or default of any provision of its Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to Investor. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or any event that results in the creation of any material lien, charge or encumbrance upon any assets of Investor.

          (c) Investor is acquiring the securities being purchased hereunder for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to the resale or distribution thereof, and no other person has a direct or indirect interest in such securities or any component thereof. Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the securities for which Investor is subscribing.

          (d) Investor acknowledges that the offering of the Series A Preferred Stock to Investor (the "Offering") is intended to be exempt from registration under the Act by virtue of Sections 3(b) and/or 4(2) of the Act and the provisions of Regulation D promulgated thereunder ("Regulation
     D11). In furtherance thereof, Investor represents and warrants to the Company as follows:

          (i) Investor has the financial ability to bear the economic risk of its investment in the Company, has adequate means of providing for its current needs and financial contingencies, and has no need for liquidity with respect to its investment in the Company; and

          (ii) Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

          (e) Pursuant to Rule 502 of Regulation D, Investor acknowledges that it has received the following from the Company: (i) Report on Form 10-K for the fiscal year ended June 30, 1996, (ii) definitive Proxy Statement for the Company relating to the Annual Meeting of Shareholders of the Company held on November 22, 1996, (iii) Annual Report to Shareholders for the fiscal year ended June 30, 1996, (iv) Quarterly Reports on Form 10-Q for the quarters ended September 30, 1996, December 31, 1996, and March 31, 1997, and (v) Amendment No. 4 to Registration Statement on Form S-1, dated August 11, 1997 (copies of all of which are incorporated herein by reference).

          (f) Investor has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and Investor has been given the opportunity to ask questions of the Company and its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Company.

          (g) Investor is not relying on any statements or representations made by the Company or its affiliates with respect to economic considerations involved in an investment in the Company. No representations or warranties have been made to Investor except as set forth herein.

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          (h)  Investor  fully  understands  and  agrees  that i must  bear  the economic  risk  of its  investment  in the  Company  because,  among  other
     reasons,   the  securities   being  purchased   hereunder   (including  any
     dividends-in-kind paid thereon and any shares of Common Stock into which such securities shall be converted) have not been registered under the Act and therefore cannot be resold, pledged, transferred, assigned or otherwise disposed of unless they are subsequently registered under the Act or unless an exemption from such registration requirements is available. Investor understands that such securities will contain an appropriate legend restricting transferability until such securities are registered under the Act or an exemption therefrom is available.

          4. As additional consideration for this agreement, the Company shall endeavor to do the following during the 5 year term commencing on the date of the Closing:

          (a) Grant to Investor, on mutually acceptable terms, television distribution rights to motion pictures owned or controlled, or to be owned or controlled by the Company (provided however, that Investor acknowledges that the Company is in the business of motion picture distribution and that the Company may and shall grant to third parties television distribution rights to the Company's pictures in conjunction with the Company's distribution efforts, which actions by the Company shall not be deemed to be in violation of the Company's obligations under this Agreement);

          (b) The Company shall endeavor to secure television distribution rights for Investor from third party sources; and

          a) The Company shall endeavor to introduce various projects to Investor that would be of possible interest to Investor.

          As and when Investor acquires rights resulting from the Company's efforts hereunder, the parties shall mutually determine the value of such services and such agreed upon value shall serve to redeem shares of the Series A Preferred Stock (including any dividends paid-in-kind thereon, and any shares of Common Stock into which such shares of Series A Preferred Stock shall have been converted) that have been issued to Investor at the rate of one share for each dollar of agreed upon value.

          5. APPLICABLE LAW. This Agreement and all matters collateral thereto shall be governed by New York law applicable to contracts executed and performed entirely within New York. Any controversy or claim arising out of or relating to this Agreement including, without limitation, the interpretation or the breach thereof, shall be settled by arbitration in the City, County and State of New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association then obtaining, and judgment upon the award rendered by a panel of three (3) Arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, this agreement to arbitrate shall not bar either party from seeking temporary or provisional remedies in any court having jurisdiction thereof.

          6. MODIFICATION. This Agreement cannot be modified except by written agreement signed by the party to be charged.

          7. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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          8. SEVERABILITY.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

 9.NOTICES.

          (a) All notices to be sent to Investor shall be sent by fax and registered or certified mail (with delivery deemed to be the date of mailing) to:

 Kinnevik media Properties, Ltd.
 805 Third Avenue 8th Floor
 New York, New York 10022

 Attention: Joseph Kovacs, President
 Telefax Number: (212) 755-4628

 with a copy to:

 Pavia & Harcourt
 600 Madison Avenue
 New York, New York 10022

 Attention: Jordan E. Ringel, Esq.
 Telef ax Number: (212) 980-3185

          (b) All notices to be sent to Seller shall be sent by fax and registered or certified mail (with delivery deemed to be the date of mailing) to:

 Mr. Ira Smith
 421 West 54th Street
 4th Floor
 New York, New York 10019

 Attention: Messrs. Stephen Greenwald and
                    Ira Smith
 Telefax Number:(212) 489-5699

 with a copy to:

 Howard J. Kerker, P.C.
 600 Madison Avenue
 New York, New York 10022
 Telefax no. 212-758-1747

 10.AGREEMENT COMPLETE.

          This Agreement (together with the Exhibits attached hereto) contains the entire understanding of the parties and, without limiting the foregoing, supersedes and replaces any and all previous understandings and/or agreements between the parties hereto concerning the subject matter hereof. No such prior understanding or agreement may be used by either party hereto to establish, deny, maintain, or challenge a claim for damages in any legal proceeding concerning a dispute hereunder except as may be permitted by the applicable "parole evidence rule" and/or related law.
     Neither of the parties hereto has made any representation, warranty, covenant, or undertaking of any nature whatsoever, expressed or implied, in connection with or relating to this Agreement other than as herein expressly set forth.

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          IN WITNESS  WHEREOF,  the parties have  executed  this Stock  Purchase
     Agreement as of the date first written above.

 KINNEVIK MEDIA PROPERTIES, LTD.

 By:/s/ Joseph E. Kovacs
 -----------------------
 Joseph E. Kovacs
 President


 AGREED TO AND ACCEPTED:

 ODYSSEY PICTURES CORPORATION

 By:/s/ Ira N. Smith
 -------------------
 Ira N. Smith
 President



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                            STATEMENT OF DESIGNATIONS



          The    relative    designations,    powers,    preferences,    rights,
     qualifications, limitations and restrictions of the Corporation's Preferred Stock, Series A (the "Series A Stock") are as follows:

          1. Dividend Rate. The Series A Stock shall be entitled to a dividend at the rate of 10% per annum, payable semi-annually in kind on a non-compounded basis by the issuance of additional shares of Series A Stock at the annual rate of one additional share of Series A Stock for every ten
     (10) shares of Series A Stock then outstanding.

          2. Conversion. During the five-year period following the date of issuance of the Series A Stock (the "Five-Year Period"), the registered holders thereof (the "Registered Holders") shall have the option to convert the Series A Stock (and any dividends - in-kind paid thereon) into shares of Common Stock of the Corporation on a share for share basis (a "Conversion"), on the following terms and conditions:

          a) During the Five-Year Period, any Registered Holder may effect a Conversion at any time without the consent of the Corporation provided that, upon completion of the Conversion, the shares of Common Stock received upon the Conversion, together with all other shares of Common Stock of the Corporation then "beneficially owned" by such Registered
     Holder (as the term "beneficially owned" is defined in the Securities Exchange Act of 1934), do not exceed 4.9% of the total amount of shares of Common Stock of the Corporation then outstanding at the time of the
     Conversion (inclusive of all shares of Common Stock deemed to be beneficially owned by such Registered Holder);

          b) In the event a Registered Holder desires to effect a Conversion during the Five-Year Period for a number of shares of Common Stock which would result in an aggregate beneficial ownership in the Corporation in excess of 4.9% (as calculated in accordance with subparagraph (a) above) , then the Registered Holder shall be required to obtain the prior written consent of the Corporation with respect to such Conversion, which consent may be granted or withheld by the Corporation in its sole and absolute discretion, unless the closing bid price of the Corporation's Common Stock shall be $.75 or more for 20 consecutive trading days prior to the Registered Holder's election to effect a Conversion, in which event the consent of the Corporation shall not be required to effect such Conversion.

          c) In the event that there shall be any change in the number of outstanding shares of Common Stock of the Corporation by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, the conversion rate set forth herein (i.e., share-for-share) shall be appropriately adjusted (but without regard to fractional shares) by the Board of Directors to reflect such change and not be dilutive to the holder of Series A Stock.

          3. Reservation of Common Stock. So long as any shares of the Series A Stock are outstanding, the Corporation shall reserve and keep available out of its duly authorized but unissued stock, for the purpose of effecting the conversion of the Series A Stock as hereinabove provided, such number of its duly authorized shares of Common Stock and other securities as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Stock.

          4. Redemption. If, at any time, the closing bid price of the Corporation's Common Stock shall be $2.00 or more for 20 consecutive trading days, then the Corporation shall have the right to call for the redemption of all outstanding shares of the Series A Stock (including dividends-in-kind paid thereon), in whole or in part, at a purchase price of $1.25 per share, upon written notice to the registered holders thereof; provided, however, upon receipt of such notice, the registered holders shall have the option, for a period of ten (10) business days, upon written notice to the Corporation, to elect to exercise their conversion rights pursuant to Paragraph 2 hereof.

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          5. Preference on  Liquidation.  Upon any  liquidation,  dissolution or winding up of the Corporation, whether voluntary or involuntary, the registered holders of shares of Series A Stock shall be entitled, before any distribution or payment is made upon any Common Stock, or upon any other series of Preferred Stock hereafter authorized, to receive all accrued dividends with respect to the Series A Stock, and to be paid an amount equal to $1.00 per share of Series A Stock. If upon such
     liquidation,   dissolution  or  winding  up  of  the  Corporation,  whether voluntary or involuntary, the assets to be distributed among the registered holders of Series A Stock shall be insufficient to permit payment to the holders of Series A Stock of the total amount distributable as aforesaid, then the entire assets of the Corporation to be distributed shall be distributed ratably among the registered holders of shares of Series A Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the registered holders of shares of Series A Stock shall have been paid the amounts to which they shall be entitled, the remaining assets of the Corporation may be distributed to the holders of shares of Common stock and any other authorized series of Preferred Stock.

          6. No Voting Rights. The Series A Stock shall not carry any voting rights in the Corporation.

          7. Piggyback Registration Rights. If, at any time after the issuance of the Series A Stock, the Corporation proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), except for registrations on Form S-8 or Form S-4 or such other form as shall be prescribed under the Act for the same purposes, it will at each such time give written notice to the registered holders of the Series A Stock and, upon the written request of any registered holder of Series A Stock, the Corporation will use its best efforts to effect the registration of said securities (including any shares of Common Stock into which the Series A Stock may be converted) by including same in such registration statement on a "most favored nations" basis with any other securityholders then being included in said registration statement, all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition given in each such request. The holders of Series A Stock included in any such registration shall bear the cost of any underwriters, discounts and commissions relating to their securities included in the registration, but the Corporation shall bear all other fees, costs and expenses related to such registration. In the event the registration involves an underwritten public offering, and the managing underwriter shall advise the Corporation that, in its opinion, the number of securities included in the registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the number of shares of Series A Stock to be included in the registration shall be reduced on a pro-rata basis among the registered holders of any securities of the Corporation then being included in such registration in accordance with the determination of said managing underwriter.

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